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                                                                   EXHIBIT 10.12

                          China World Trade Corporation

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                              SETTLEMENT AGREEMENT

This Agreement dated 12 September 2002 entered into between and by:

PARTY A: China World Trade Corporation, c/o 4th Floor Goldlion Network Center,
         138 Tiyu Road East, Tianhe, Guangzhou, the PRC 510620

PARTY B: I & V Ltd., c/o Suites 1202-4, Tower Two, The Gateway, 25-27 Canton
         Road, Tsimshatsui, Hong Kong

                                    RECITALS

         Party A is a public company with business provided in the major areas of business recreational club, online trading services, and trading brokerage and agency services; and Party A owed Party B a total amount of US$317,979.00 (the "Consideration Amount") resulting of the debt assignments from Mr. John Hui.

WHEREAS:

1. Party B agrees to convert the Consideration Amount that Party A owned into the shares of the common stock of Party A which shall rank pari-passu to the existing common stock; and Party A agrees to issue or cause to issue a total of FIVE HUNDRED THOUSAND (500,000) POST 30-TO-1 REVERSE SPLIT SHARES of its common stock to Party B for the settlement of the Consideration Amount (the "Transaction").

2. Party A agrees to pay for all the expenses in relation to the issuance of its shares of common stock to Party B.

3. Upon signing of this Agreement and the completion of the issuance of shares of the common stock of Party A to Party B, neither Party A nor Party B would claim the counter party for any form of additional damage and/or settlement regarding the Consideration Amount.

4. Both parties agree to keep all information regarding the Transaction and its business or affairs which are known to the Parties in connection with this Agreement strictly confidential and shall release such information only to parties authorized by either party.

5. This Agreement shall be governed by the laws of the Hong Kong Special Administrative Region and the Parties shall submit to the jurisdiction thereof.

For and on behalf of                   For and on behalf of
Party A                                Party B

/s/ John Hui                           /s/ Authorized Signature
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Mr. John HUI                           For and on behalf of I & V LTD
                                       Authorized Signature(s)